Community Trust Bancorp, Inc.

Community Banking . . .
Our Franchise

NASDAQ: CTBI

www.ctbi.com

March 2007

CAUTIONARY STATEMENT

Information provided herein by the Corporation contains "forward-looking" information. The Corporation cautions that any forward-looking statements made by the Corporation are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to the Corporation's 2005 Annual Report on Form 10-K Part I, Item 1. for additional information.

Community Trust Bancorp, Inc.

Corporate Profile

Total Assets	$3.0 billion
Total Loans	$2.2 billion
Total Deposits*	$2.5 billion
Total Equity	$282.4 million
Total Market Capitalization on 1/31/07	$593.7 million
Dividend Yield	2.53%
2006 EPS	$2.59
2006 P/E	16.0x

*Total Deposits include repurchase agreements.
Financial Data is as of December 31, 2006 unless otherwise noted.

Our Banking Franchise


Russell
Ashland
Flemingsburg
Georgetown
Frankfort
Versailles
Lexington
Mount Sterling
Harrodsburg
Richmond
Berea
Danville
Lebanon
Paintsville
Prestonsburg
Allen
Pikeville
Williamson
Fort Gay
Hamlin
Summersville
Hazard
Knott
Jenkins
Greensburg
Campbellsville
Mount Vernon
London
Somerset
Jamestown
Corbin
Williamsburg
Community Trust Bank Branch Office
Community Trust & Investment Office

- Headquartered in Pikeville, KY
- 74 banking locations throughout Eastern and Central KY
- 5 banking locations in Southern WV
- 5 trust offices across Kentucky

Community Trust Bancorp, Inc.

Market Analysis

Competitive Position

- 7th largest bank in Kentucky in terms of deposit market share for all FDIC insured institutions
  - #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions

Economic Diversity

- Eastern Kentucky Region
  - Energy - coal and natural gas production
  - Tourism
  - Regional retail and legal center
  - Indirect lending
- Central Kentucky Region
  - Service based university cities
  - 1-4 family residential construction lending
  - Equine lending
  - Light manufacturing
  - Toyota manufacturing
- Northeastern Region
  - Coal distribution/mining
  - Electric power generation
  - Chemical production
  - Light manufacturing
  - Agricultural base-cattle/tobacco
- South Central Region
  - Tourism lending
  - Light manufacturing
  - Retail distribution hub

Organizational History
"Over a Century of Service"

1903	The Pikeville National Bank founded
1936	Pikeville National Bank & Trust Co. incorporated
1981	Formed Pikeville National Corporation
1987-2005	Acquired 14 banks and purchased 17 branches
1997	Changed name to Community Trust Bancorp, Inc.
1997-2002	Merged all banks into lead bank--Community Trust Bank, Inc.
Presently	Two operational subsidiaries

Community Trust Bancorp, Inc.

Organizational Structure


Community Trust Bancorp, Inc.
Pikeville, Kentucky
Community Trust Bank, Inc.
Pikeville, Kentucky
Community Trust and
Investment Company
Lexington, Kentucky

- **Community Trust Bank, Inc.**
  - Regional market structure provides synergies
- **Community Trust and Investment Company**
  - Assets under Management $1.1 billion
  - Includes CTB investment portfolio of $462.8 million

Community Trust Bancorp, Inc.

Financial data is as of December 31, 2006

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	37 years	37
Mark A. Gooch	CTB President and CEO	25 years	25
Tracy E. Little	CTIC President and CEO	32 years	3
Kevin J. Stumbo	EVP/Controller	19 years	11
Steven E. Jameson	EVP/Risk Manager	21 years	2
James J. Gartner	EVP/Chief Credit Officer	38 years (17 at OCC)	4
James B. Draughn	EVP/Operations	13 years	13
Michael S. Wasson	EVP/Central Kentucky President	35 years	6
Richard W. Newsom	EVP/Eastern Kentucky President	23 years	23
Ricky Sparkman	EVP/South Central Kentucky President	21 years	12
Larry W. Jones	EVP/Northeast President	38 years	4

Community Trust Bancorp, Inc.

103 Years of Increasing Investment Return

- Initial public offering 1981
- 12 stock splits
- 9 stock dividends
- 26 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 11.5%
- Recognized by Mergent, Inc. as 2005 Dividend Achiever
- Stock selected in 2006 for listing in the new NASDAQ Global Select Market
- One of 50 original stocks selected in 2006 for inclusion in the NASDAQ Dividend Achievers Index

Our Operational Philosophy Supports Our Mission

- Executive Management and Board of Director Commitment to Corporate Governance
- Local Market Presidents
- Decentralized decision making
- Centralized operations and risk management
- Specialized product offerings
- Maximized use of technology

Growth Strategies

- Acquisitions
  - 14 Banks
  - 17 Branches
  - Last acquisition in June 2005

- De Nova Branches and Branch Expansion/Relocation
  - 3 De Nova Branches opened in 2005
  - 2 Expansion/Relocations in 2006

- Investment in Trust Subsidiary
  - Increase in Assets Under Management of $214.8 million

- Investment in Full Service Brokerage
  - 9 Full-Time Representatives

Managing Liquidity Through Innovative Products



It's Back!!!
HOOPS®
Certificate of Deposit
You'll have a ball!
Stop by your local branch for more information. Visit our website at www.ctbi.com to locate the branch nearest you.
Community Trust Bank
building communities...built on trust
$2,500.00 minimum deposit. HOOPS CD is available through November 14, 2006. Substantial penalty for early withdrawal.

12 Month Certificate of Deposit: April 1st through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

- Volume varies as needs vary:
  - 2002 $ 146,828,000
  - 2003 $ 92,856,000
  - 2004 $ 134,985,000
  - 2005 $ 196,788,000
  - 2006 $ 191,555,000

Financial Highlights

Performance Summary

	2006	2005	2004
Earnings Per Share (basic)	$2.59	$2.31	$2.09
Return on Average Assets	1.33%	1.22%	1.22%
Return on Average Equity	14.51%	13.98%	13.48%
Net Interest Margin	4.02%	4.02%	4.06%
Efficiency Ratio	56.67%	56.83%	58.25%
Nonperforming Loans	0.66%	1.02%	1.06%
Net Charge-offs	0.29%	0.37%	0.35%
As a % of Average Assets:			
Noninterest Income	1.11%	1.19%	1.33%
Noninterest Expense	2.73%	2.79%	2.93%

2006 Scorecard

	2006	2006 Goals
Net Income	$39.1 million	$36.4 million
EPS	$2.59	$2.45
ROAA	1.33%	1.26%
ROAE	14.51%	13.73%
Loan Growth	$60.1 million	$208 million
Deposit Growth	$94.6 million	$83 million
Total Asset Growth	$118.7 million	$71 million
Efficiency Ratio	56.67%	56.44%
% of Average Assets:		
Noninterest Revenue	1.11%	1.21%
Noninterest Expense	2.73%	2.90%

Community Trust Bancorp, Inc.

Earnings Per Share



$1.83
$1.95
$2.09
$2.31
$2.59
12.3%
2002
2003
2004
2005
2006

- 8th consecutive year of increased EPS
- Earnings per share increased 12.1% in 2006
- 12.3% compound growth rate for EPS for the past five years
- 2007 EPS projected between $2.45 and $2.57

Community Trust Bancorp, Inc.

Net Income


(in millions)
$27.6
$28.9
$31.0
$34.4
$39.1
11.9%
2002
2003
2004
2005
2006

- **Performance drivers**
  - Loan and deposit growth
  - Increased net interest income
  - Stable noninterest income
  - Noninterest expense control
  - Improved asset quality
- **2007 projected net income between $37 and $39 million**

Community Trust Bancorp, Inc.

Revenues


(in millions)
$117.2
$121.0
$127.1
$136.7
$140.3
5.6%
2002
2003
2004
2005
2006

- 5.6% compound growth rate for revenues for the past five years
  - 2006 revenues increased 2.7%
- 2007 projected revenues between $145 and $147 million

Community Trust Bancorp, Inc.

Noninterest Income

and as a % of Total Revenue



(in millions)
$27.9
$36.4
$34.0
$33.6
$32.7
32%
26%
21%
15%
2002
2003
2004
2005
2006
Noninterest Income
% of Total Revenue

- 2006 noninterest income
  - Increase in deposit fees
  - Change in mortgage loan activity
  - Stable brokerage revenue
  - Increase in trust revenue
- 2007 projected noninterest revenue as % of total revenue between 23.5% and 25.5%

Community Trust Bancorp, Inc.

Net Interest Revenue



(in millions)
$89.3
$84.6
$93.1
$103.0
$107.6
2002
2003
2004
2005
2006

- 2006 increase in net interest revenue was 4.4%
  - Interest income increased
  - Interest expense increased

Community Trust Bancorp, Inc.

Net Interest Margin


4.12%
4.07%
4.07%
4.02%
4.07%
4.03%
4.08%
4.04%
3.94%
Dec 05
Mar 06
Jun 06
Sep 06
Dec 06
CTBI
Peer

Pressure on the margin

- 1-year cumulative gap position at 12/31/06 -5.99%
- % of assets repricing
  - Within 30 days 38.4%
- % of liabilities repricing
  - Within 30 days 15.0%
  - Within 90 days 23.1%
  - Within 180 days 35.7%

Community Trust Bancorp, Inc.

Net Noninterest Expense
& as a % of Average Earning Assets


(in millions)
$39.4
$34.3
$40.5
$44.9
$47.7
1.90%
1.70%
1.50%
2002
2003
2004
2005
2006
Net Noninterest Expense
% of Earning Assets

Noninterest Expense
& Efficiency Ratio


(in millions)
$67.3
$70.7
$74.6
$78.6
$80.4
62%
60%
58%
56%
54%
2002
2003
2004
2005
2006
Noninterest Expense
Efficiency Ratio

Community Trust Bancorp, Inc.

2007 projected efficiency ratio is between 57.75% and 58.00%

Total Assets


(in billions)
$2.49
$2.48
$2.71
$2.85
$2.97
2002
2003
2004
2005
2006

- Total assets increased 4.2% from 12/31/05 to 12/31/06
  - Loan growth $60.1 million
  - Deposit growth $127.1 million
- Total assets are expected to remain stable or decline slightly in 2007

Community Trust Bancorp, Inc.

Total Loans

(in billions)



$1.63
$1.74
$1.90
$2.11
$2.17
2002
2003
2004
2005
2006

2007 projected loan growth between $178 and $197 million

Loan Portfolio Mix

December 31, 2006



Consumer 20%
Comm R/E 35%
R/E Mortgage 29%
Comm Other 16%

Community Trust Bancorp, Inc.

Total Deposits (including Repurchase Agreements)



(in billions)
$2.18
$2.16
$2.23
$2.38
$2.50
2002
2003
2004
2005
2006

Total deposits including repurchase agreements are expected to remain stable to increasing per funding needs.

Deposit Mix

December 31, 2006



Repurchase Agreements 6%
Noninterest Bearing 17%
Other Time 5%
NOW 1%
CDs <$100K 26%
MMDA 19%
Savings 8%
CDs >$100K 18%

Net Charge-offs
as a % of average loans


0.63%
0.48%
0.35%
0.37%
0.29%
2002
2003
2004
2005
2006

Nonperforming Loans
as a % of total loans


1.39%
0.97%
1.06%
1.02%
0.66%
2002
2003
2004
2005
2006

Loan Loss Reserve
as a % of net loans


1.42%
1.42%
1.42%
1.40%
1.27%
2002
2003
2004
2005
2006

Community Trust
Bancorp, Inc.

Concentrations of Credit

as a % of Total Loans



December 31, 2006
3.5%
3.9%
4.7%
3.1%
6.1%
2.8%
3.6%
Agricultural
Apartments & Rental Housing
Coal Mining & Support
Floorplans
Hotel/Motel
Non-Residential Real Estate Rental
Single Family Construction

Community Trust Bancorp, Inc.

Investor Return

Community Trust Bancorp, Inc.

Dividends Per Share


$0.65
$0.75
$0.87
$0.98
$1.05
11.5%
2002
2003
2004
2005
2006

- 11.5% compound growth rate for cash dividends for the past five years
- Increased dividend by 1¢ (3.85%) effective with the January 2007 dividend
- 2006 cash dividends increased 7.1%
- December 31, 2006 cash dividend yield 2.53%

Community Trust Bancorp, Inc.

Comparison to Russell 2000 Index

of small cap companies


Return to Investors
December 31, 2006
39.08%
18.35%
18.27%
13.55%
22.09%
11.39%
15.28%
9.44%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 1-, 3-, 5-, and 10-year total returns annualized

Community Trust Bancorp, Inc.

Comparison of 5 Year Cumulative Total Return
among Community Trust Bancorp, Inc., NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$300
$200
$100
$0
2001
2002
2003
2004
2005
2006
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S)
NASDAQ Bank Stocks

- An investment in CTBI stock on December 31, 2001 would have outperformed the NASDAQ composite and the NASDAQ bank stock at December 31, 2006

Community Trust Bancorp, Inc.

2007 Key Strategic Initiatives

Community Trust Bancorp, Inc.

2007 Operational Initiatives

Attaining our 2007 corporate goals

- Internal growth of core banking businesses
- Continued expansion of trust and brokerage services
- Expansion through new branches and acquisitions
- Improved management and customer information
- Continued expansion of profitable product lines

2007 Operational Challenges

Major impacts on 2007 corporate goals

- Loan growth
- Asset quality
- Net interest margin
- Noninterest income
- Profitable deposit growth driven by liquidity needs

In Summary—Why CTBI

- History of Solid Investor Returns
  - Consistent growth in dividends
- Positive Asset Quality Trends
- Community Banking Strategy
  - Centralized processing with decentralized decision making
- Growth and Good Financial Performance in Slow Growth Markets
- Investment in Faster Growing Markets
- Strong Experienced Management Team

Community Trust® Bancorp, Inc.

Building Communities . . .
Built on Trust